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                                                                    EXHIBIT 10.3


                     THIRD AMENDMENT TO AMENDED AND RESTATED
                         SENIOR SECURED CREDIT AGREEMENT


         This Third Amendment (this "Amendment") to the Amended and Restated Senior Secured Credit Agreement referenced below is entered into as of November 19, 2003, among Metris Companies Inc., a Delaware corporation (the "Borrower"), the lenders signatory hereto (the "Required Lenders"), and Deutsche Bank Trust Company Americas, as administrative agent and collateral agent for the Lenders (in such capacities, the "Agent").

                                    RECITALS:

         WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Collateral Agent are parties to the Amended and Restated Senior Secured Credit Agreement, dated as of June 18, 2003, as amended by the First Amendment to the Amended and Restated Senior Secured Credit Agreement, dated as of July 29, 2003, and by the Second Amendment to the Amended and Restated Senior Secured Credit Agreement, dated as of September 30, 2003 (as so amended, the "Credit Agreement") providing for the extension of credit to Borrower in the form of a term loan in the original principal amount of $125,000,000;

         WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended, and the Required Lenders have agreed to such amendments, all on the terms and subject to the conditions set forth in this Amendment;

         NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.       Amendments to Credit Agreement

                  a. Section 5.04(b) of the Credit Agreement. Section 5.04(b) of the Credit Agreement is hereby amended by adding the following clause at the end thereof:

                                    "; provided, however, that the financial
                           statements and the certification thereof required to be delivered within 50 days after the end of the fiscal quarter ended September 30, 2003 shall be delivered no later than December 19, 2003."

                  b. Article VII of the Credit Agreement. The parenthetical in clause (f) of Article VII of the Credit Agreement is hereby amended and restated in its entirety as follows:

                                    "(other than those specified in clause (b),
                           (c), (d) or (e) above or (s) below)"

                  c. Article VII of the Credit Agreement. Article VII of the Credit Agreement is hereby amended and supplemented by adding the following clause (s):

                                    "Borrower shall not have furnished to the
                           Administrative Agent on or before December 19, 2003, for the September 2003 fiscal quarter, its consolidated


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                           balance sheets and related statements of earnings and
                           cash flow showing the financial condition of the Borrower and its consolidated subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such Subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers, as fairly presenting the financial condition and results of operations of the Borrower on a consolidated basis in accordance with GAAP consistently applied (except for changes concurred with by the Borrower's independent public accountants and disclosed in such statements or the notes thereto), subject to normal year-end audit adjustments."

         2. All capitalized terms used herein, unless otherwise defined herein, have the same meanings provided herein or in the Credit Agreement.

         3. This Amendment is limited precisely as written and shall not be deemed to (a) be a consent to a waiver or any other term or condition of the Credit Agreement, the other Loan Documents or any of the documents referred to therein or executed in connection therewith or (b) prejudice any right or rights the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the other Loan Documents or any documents referred to therein or executed in connection therewith. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Credit Agreement, as the case may be, as modified by this Amendment.

         4. This Amendment is a document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered or applied in accordance with the terms and provisions thereof.

         5. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. The parties may execute facsimile copies of this Amendment and the facsimile signature of any such party shall be deemed an original and fully binding on said party.

         6. This Amendment shall be governed and construed in accordance with the applicable terms and provisions of Section 9.07 (Applicable Law) of the Credit Agreement, which terms and provisions are incorporated herein by reference.

         7. Except as hereby amended, no other term, condition or provision of the Credit Agreement shall be deemed modified or amended, and this Amendment shall not be considered a novation.

         8. The Required Lenders hereby direct and instruct the Administrative Agent and Collateral Agent, as applicable, to execute this Amendment.

         9. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      [Remainder of Page Intentionally Left Blank. Signature Pages Follow.]




                                       2
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                  IN WITNESS WHEREOF, the Borrower, the Required Lenders, the
Administrative Agent and the Collateral Agent have caused this Third Amendment to the Amended and Restated Credit Agreement to be duly executed by their respective authorized officers as of the day and year first written above.


                                          METRIS COMPANIES INC., as Borrower


                                          By:
                                             ----------------------------------
                                          Name:
                                          Title:

               [Signature Pages to Third Amendment to Amended and
                    Restated Senior Secured Credit Agreement]

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                                DEUTSCHE BANK TRUST COMPANY
                                AMERICAS, as Collateral Agent for the Lenders, Secured Party and Securities Intermediary


                                By:
                                    -------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


                                DEUTSCHE BANK TRUST COMPANY
                                AMERICAS, as Administrative Agent for the Lenders


                                By:
                                    -------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------



               [Signature Pages to Third Amendment to Amended and
                    Restated Senior Secured Credit Agreement]


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                                HIGH YIELD PORTFOLIO, a series of Income
                                Trust, as Lender


                                By:
                                    -------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

                                AXP VARIABLE PORTFOLIO - HIGH YIELD
                                BOND FUND, a series of AXP Variable Portfolio Income Series, Inc., as Lender


                                (F/K/A AXP VARIABLE PORTFOLIO - EXTRA
                                INCOME FUND, a series of AXP Variable
                                Portfolio Income Series, Inc.)


                                By:
                                    -------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


               [Signature Pages to Third Amendment to Amended and
                    Restated Senior Secured Credit Agreement]

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                                DK ACQUISITION PARTNERS, L.P., as Lender

                                By:  M.H. Davidson & Co., its General Partner


                                By:
                                    -------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

               [Signature Pages to Third Amendment to Amended and
                    Restated Senior Secured Credit Agreement]

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                                PERRY PRINCIPALS INVESTMENTS, L.L.C., as Lender


                                By:
                                    -------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

               [Signature Pages to Third Amendment to Amended and
                    Restated Senior Secured Credit Agreement]

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                                THE VARDE FUND V, L.P., a Delaware limited
                                partnership

                                By: The Varde Fund V, G.P. LLC, a Delaware
                                limited liability company, its General Partner

                                By: Varde Partners, L.P., a Delaware limited
                                partnership, its Managing Member

                                By: Varde Partners, Inc., a Delaware
                                corporation, its General Partner


                                By:
                                    -------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

               [Signature Pages to Third Amendment to Amended and
                    Restated Senior Secured Credit Agreement]

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                                YORK CAPITAL MANAGEMENT, L.P., as Lender


                                By:
                                    -------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

               [Signature Pages to Third Amendment to Amended and
                    Restated Senior Secured Credit Agreement]

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                                KZM SOLEIL-2 LLC, as Lender


                                By:
                                    -------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------



                                GALAXY 1999-1, LTD., as Lender

                                By:
                                    -------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------



                                SUNAMERICA LIFE INSURANCE COMPANY, as Lender


                                By:
                                    -------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


               [Signature Pages to Third Amendment to Amended and
                    Restated Senior Secured Credit Agreement]


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                                SATELLITE SENIOR INCOME FUND, LLC, as Lender


                                By:
                                    -------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


               [Signature Pages to Third Amendment to Amended and
                    Restated Senior Secured Credit Agreement]


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                                SPCP GROUP LLC, as Lender

                                By:  SILVER POINT CAPITAL LP its managing member


                                By:
                                    -------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


               [Signature Pages to Third Amendment to Amended and
                    Restated Senior Secured Credit Agreement]